SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2005

METAPHOR CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
580 Second Street, Suite 102
Encinitas, CA 92024
(Address of principal executive offices)
760-230-2300
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

&#-3985;  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

&#-3985;  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

&#-3985;  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

&#-3985;  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Change in the Registrant’s Certifying Accountant

On January 28, 2005, the registrant's Board of Directors approved the amendment and restatement of the registrant's bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws were changed to include the following:

Stock Splits. The Amended Bylaws provide that the Board of Directors shall have the authority to declare stock splits in the matter as fully set forth in the Amended Bylaws.

The foregoing description is only a summary of the provision adopted by the Amended Bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Amended Bylaws attached hereto as Exhibit 3.1.

ITEM 9.01    Financial Statements and Exhibits

(c)    Exhibits

3.1    Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2005            Metaphor Corp.

By:        /s/ Mark Baum
Mark L. Baum
Chief Executive Officer